EXHIBIT 10.5









                                    CREDIT AGREEMENT


                             Dated as of November 13, 1998


                                         among


                                     AUTOZONE, INC.,
                                       as Borrower,


                                  THE SEVERAL LENDERS
                            FROM TIME TO TIME PARTY HERETO


                                         AND


                                    NATIONSBANK, N.A.,
                                        as Agent

                                          and

                              SUNTRUST BANK, NASHVILLE, N.A.,
                                  as Documentation Agent

                                   TABLE OF CONTENTS

          SECTION 1  DEFINITIONS                                         1
          1.1 Definitions.                                               1
          1.2 Incorporated Definitions.                                  5
          1.3 Computation of Time Periods.                               5
          1.4 Accounting Terms.                                          5

          SECTION 2  CREDIT FACILITY                                     6
          2.1 Loans.                                                     6
          2.2 [intentionally left blank]                                 8
          2.3 [intentionally left blank]                                 8

          SECTION 3  OTHER PROVISIONS RELATING TO CREDIT FACILITY        8
          3.1 Default Rate.                                              8
          3.2 Extension and Conversion.                                  8
          3.3 Prepayments.                                               9
          3.4 Termination, Reduction and Increase of Committed Amount.   9
          3.5 Facility Fee.                                             10
          3.6 Capital Adequacy.                                         10
          3.7 Inability To Determine Interest Rate.                     11
          3.8 Illegality.                                               11
          3.9  Yield Protection.                                        11
          3.10 Withholding Tax Exemption.                               12
          3.11 Indemnity.                                               13
          3.12 Pro Rata Treatment.                                      14
          3.13 Sharing of Payments.                                     14
          3.14 Payments, Computations, Etc.                             15
          3.15 Evidence of Debt.                                        16
          3.16 Replacement of Lenders.                                  17

          SECTION 4  CONDITIONS                                         18
          4.1 Closing Conditions.                                       18
          4.2 Conditions to all Extensions of Credit.                   18

          SECTION 5  REPRESENTATIONS AND WARRANTIES                     19
          5.1 Organization; Existence; Compliance with Law.             19
          5.2 Power; Authorization; Enforceable Obligations.            19
          5.3 No Legal Bar.                                             20
          5.4 Governmental Regulations.                                 20
          5.5 Purpose of Loans.                                         20
          5.6 Incorporated Representations and Warranties.              21

          SECTION 6  COVENANTS                                          21
          6.1 Use of Proceeds.                                          21
          6.2 Incorporated Covenants.                                   21

          SECTION 7  [intentionally left blank]                         22

          SECTION 8  EVENTS OF DEFAULT                                  22
          8.1 Events of Default.                                        22
          8.2 Acceleration; Remedies.                                   24

          SECTION 9  AGENCY PROVISIONS                                  24
          9.1 Appointment.                                              24
          9.2 Delegation of Duties.                                     25
          9.3 Exculpatory Provisions.                                   25
          9.4 Reliance on Communications.                               25
          9.5 Notice of Default.                                        26
          9.6 Non-Reliance on Agent and Other Lenders.                  26
          9.7 Indemnification.                                          27
          9.8 Agent in its Individual Capacity.                         27
          9.9 Successor Agent.                                          27
          9.10 Documentation Agent.                                     28

          SECTION 10  MISCELLANEOUS                                     28
          10.1 Notices.                                                 28
          10.2 Right of Set-Off.                                        29
          10.3 Benefit of Agreement.                                    30
          10.4 No Waiver; Remedies Cumulative.                          32
          10.5 Payment of Expenses, etc.                                32
          10.6 Amendments, Waivers and Consents.                        33
          10.7 Counterparts.                                            34
          10.8 Headings.                                                34
          10.9 Survival.                                                34
          10.10 Governing Law; Submission to Jurisdiction; Venue.       34
          10.11 Severability.                                           35
          10.12 Entirety.                                               35
          10.13 Binding Effect; Termination.                            35
          10.14 Confidentiality.                                        36
          10.15 Source of Funds.                                        36
          10.16 Conflict.                                               37

          SCHEDULES

          Schedule 1.1            Applicable Percentage
          Schedule 2.1(a)         Lenders
          Schedule 2.1(b)(i)      Form of Notice of Borrowing
          Schedule 2.1(e)         Form of Note
          Schedule 3.2            Form of Notice of Extension/Conversion
          Schedule 6.2            Form of Officer's Compliance Certificate
          Schedule 10.3(b)        Form of Assignment and Acceptance

                               CREDIT AGREEMENT


        THIS CREDIT AGREEMENT dated as of November 13, 1998 (the "Credit Agreement"), is by and among AUTOZONE, INC., a Nevada corporation (the "Borrower"), the several lenders identified on the signature pages hereto and such other lenders as may from time to time become a party hereto (the "Lenders"), NATIONSBANK, N.A., as agent for the Lenders (in such capacity, the "Agent"), and SUNTRUST BANK, NASHVILLE, N.A., as Documentation Agent (in such capacity, the "Documentation Agent").

W I T N E S S E T H

        WHEREAS, the Borrower has requested that the Lenders provide a $150,000,000 credit facility (as such credit facility may be increased or decreased pursuant to the terms hereof) for the purposes hereinafter set forth;

        WHEREAS, the Lenders have agreed to make the requested credit facility available to the Borrower on the terms and conditions hereinafter set forth;

        NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


SECTION 1

DEFINITIONS

        1.1     Definitions.

        As used in this Credit Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

        "Agency Services Address" means NationsBank, N.A., NC1-001-15-04, 101 North Tryon Street, Charlotte, North Carolina 28255, Attn: Agency Services, or such other address as may be identified by written notice from the Agent to the Borrower.

        "Agent" shall have the meaning assigned to such term in the heading hereof, together with any successors or assigns.

        "Applicable Percentage" means, for purposes of calculating the applicable interest rate for any day for any Loan or the applicable rate of the Facility Fee for any day for purposes of Section 3.5, the appropriate applicable percentage set forth on Schedule 1.1 The Applicable Percentages shall be determined and adjusted on the following dates (each a "Calculation Date"):

                (i) where the Borrower has a senior unsecured (non-credit enhanced) long term debt rating from both S&P and Moody's, five
(5) Business Days after receipt of notice by the Agent of a change in any such debt rating, based on such debt ratings;

                (ii)    where   the   Borrower   previously  had  a  senior
unsecured (non-credit enhanced) long term debt rating from both S&P and Moody's, but either or both of S&P and Moody's withdraws its rating, five
(5) Business Days after receipt by the Agent of notice of the withdrawal of such debt rating, based on the information contained in the most recent annual or quarterly financial statements and related certificates provided in accordance with Sections 6.1(a) and 6.1(b) of the Incorporated Covenants; and

                (iii) five (5) Business Days after the date by which the Borrower is required to provide the officer's certificate in accordance with the provisions of Section 6.1(c) of the Incorporated Covenants.

        The Applicable Percentage shall be effective from a Calculation Date until the next such Calculation Date. The Agent shall determine the appropriate Applicable Percentages promptly upon receipt of the notices and information necessary to make such determination and shall promptly notify the Borrower and the Lenders of any change thereof. Such determinations by the Agent shall be conclusive absent manifest error. The Applicable Percentage from Closing Date shall be based on Pricing Level II, subject to adjustment as provided herein.

        "Base Rate Loan" means any Loan bearing interest at a rate determined by reference to the Base Rate.

        "Borrower" means the Person identified as such in the heading hereof, together with any permitted successors and assigns.

        "Calculation Date" has the meaning set forth in the definition of Applicable Percentage.

        "Closing Date" means the date hereof.

        "Committed Amount" shall  have the meaning assigned to such term in
Section 2.1(a).

        "Commitment" means, with respect to each Lender, the commitment of such Lender in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.1(a) (as such amount may be reduced or increased from time to time in accordance with the provisions of this Credit Agreement), to make Loans in accordance with the provisions of Section 2.1(a).

        "Commitment Percentage" means, for any Lender, the percentage which such Lender's Commitment then constitutes of the aggregate Committed Amount.

        "Credit Documents" means a collective reference to this Credit Agreement, the Notes, and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

        "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

        "Documentation Agent" shall have the meaning assigned to such term in the heading hereof, together with any successors or assigns.

        "Dollars" and "$" means dollars in lawful currency of the United States of America.

        "Eurodollar Loan" means any Loan bearing interest at a rate determined by reference to the Eurodollar Rate.

        "Event of Default" means such term as defined in Section 8.1.

        "Existing Credit Agreement" means that certain Credit Agreement, dated as of December 20, 1996, as amended through the date hereof, by and among the Borrower, the lenders parties thereto and NationsBank, NA, as agent for such lenders.

        "Facility  Fee"  shall  have  the  meaning assigned to such term in
Section 3.5.

        "Facility Fee Calculation Period" shall have the meaning assigned to such term in Section 3.5.

        "Financial Officer" means, with respect to the Borrower, the Treasurer, the Chief Accounting Officer, the General Counsel or the Chief Financial Officer of the Borrower; provided that the Borrower may designate additional persons or delete persons so authorized by written notice to the Agent from at least two existing Financial Officers of the Borrower.

        "Interest Payment Date" means (i) as to any Base Rate Loan, the last day of each March, June, September and December, the date of repayment of principal of such Loan and the Termination Date and (ii) as to any Eurodollar Loan, the last day of each Interest Period for such Loan, the date of repayment of principal of such Loan and on the Termination Date, and in addition where the applicable Interest Period is more than 3 months, then also on the date 3 months from the beginning of the Interest Period, and each 3 months thereafter. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day, except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day.

        "Interest Period" means as to any Eurodollar Loan, a period of one, two, three or six month's duration, as the Borrower may elect, commencing in each case, on the date of the borrowing (including conversions, extensions and renewals); provided, however, (A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Termination Date, and (C) in the case of Eurodollar Loans, where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last day of such calendar month.

        "Lenders" means each of the Persons identified as a "Lender" on the signature pages hereto, and each Person which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

        "Lending Installation" means, with respect to a Lender or the Agent, any office, branch, subsidiary or affiliate of such Lender or the Agent.

        "Loans"  shall  have  the  meaning assigned to such term in Section
2.1(a).

        "Master Account" means such account as may be identified by written notice from at least two Financial Officers of the Borrower to the Agent.

        "Moody's" means Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

        "NationsBank" means NationsBank, N.A. and its successors.

        "Note" means a promissory note of the Borrower in favor of a Lender delivered pursuant to Section 2.1(e) and evidencing the Loans of such Lender, as such promissory note may be amended, modified, restated or replaced from time to time.

        "Notice of Borrowing" means a written notice of borrowing in substantially the form of Schedule 2.1(b)(i), as required by Section 2.1(b)(i).

        "Notice of Extension/Conversion" means the written notice of extension or conversion in substantially the form of Schedule 3.2, as required by Section 3.2.

        "Participation Interest" means, the extension of credit by a Lender by way of a purchase of a participation or in any Loans as provided in
Section 3.13.

        "Pricing   Level"  means  the  applicable  pricing  level  for  the
Applicable Percentage shown in Schedule 1.1.

        "Register" shall  have  the  meaning  given  such  term  in Section
10.3(c).

        "Required Lenders" means, at any time, Lenders which are then in compliance with their obligations hereunder (as determined by the Agent) and holding in the aggregate at least 51% of (i) the Commitment Percentages or (ii) if the Commitments have been terminated, the outstanding Loans and Participation Interests.

        "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

        "Termination Date" means November 13, 1999; provided, however, such date may be extended with the consent of each of the Lenders.

        1.2     Incorporated Definitions.

        All capitalized terms not otherwise defined herein shall have the respective meanings assigned to such terms in the Existing Credit
Agreement, as in effect as of the date hereof (the "Incorporated Definitions"). The incorporation by reference to the Existing Credit Agreement of the Incorporated Definitions pursuant to this Section 1.2 shall survive the termination of the Existing Credit Agreement. For purposes of the incorporation of the Incorporated Definitions pursuant to this Section 1.2, all references in the Incorporated Definitions to the "Agent" shall be deemed to refer to the Agent hereunder, all references in the Incorporated Definitions to a "Lender" or the "Lenders" shall be deemed to refer to one or more of the Lenders hereunder, all references in the Incorporated Definitions to the "Required Lenders" shall be deemed to refer to the Required Lenders hereunder, all references in the Incorporated Definitions to the "Credit Agreement," or any similar references, shall be deemed to refer to this Credit Agreement, all references in the Incorporated Definitions to a "Note" or the "Notes" shall be deemed to refer to one or more of the Notes issued pursuant to Section 2.1(e) hereof and all references in the Incorporated Definitions to a "Credit Document" or the "Credit Documents," or any similar references, shall be deemed to refer to one or more of the Credit Documents as defined in Section 1.1 hereof.

        1.3     Computation of Time Periods.

        For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

        1.4     Accounting Terms.

        Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 6.1 of the Incorporated Covenants; provided, however, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Agent or the Required Lenders shall so object in writing within 30 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders as to which no such objection shall have been made.


SECTION 2

CREDIT FACILITY

        2.1     Loans.

                (a)     Commitment.   Subject to the terms  and  conditions
hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrower revolving credit loans requested by the Borrower in Dollars ("Loans") up to such Lender's Commitment from time to time from the Closing Date until the Termination Date, or such earlier date as the Commitments shall have been terminated as provided herein for the purposes hereinafter set forth; provided, however, that the sum of the aggregate principal amount of outstanding Loans shall not exceed ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000.00) (as such aggregate maximum amount may be reduced or increased from time to time as provided in Section 3.4, the "Committed Amount"); provided, further, with regard to each Lender individually, such Lender's outstanding Loans shall not exceed such Lender's Commitment. Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof; provided, however, that no more than 15 Eurodollar Loans shall be outstanding hereunder at any time. For purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period. Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

                (b)     Loan Borrowings.

                        (i) Notice of Borrowing. The Borrower shall request a Loan borrowing by written notice (or telephone notice promptly confirmed in writing) to the Agent not later than 11:30 A.M. (Charlotte, North Carolina time) on the Business Day of the requested borrowing in the case of Base Rate Loans, and not later than 2:00 P.M. (Charlotte, North Carolina time) on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable, executed by a Financial Officer of the Borrower and shall specify (A) that a Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. The Agent shall give notice to each affected Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.1(b)(i), the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

                        (ii) Minimum Amounts. Each Eurodollar Loan or Base Rate Loan that is a Loan shall be in a minimum aggregate principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining amount of the Committed Amount, if less).

                        (iii) Advances. Each Lender will make its Commitment Percentage of each Loan borrowing available to the Agent for the account of the Borrower as specified in Section 3.14(a), or in such other manner as the Agent may specify in writing, by 1:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent by crediting the Master Account with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

                (c) Repayment. The principal amount of all Loans shall be due and payable in full on the Termination Date; provided, however, so long as no Default or Event of Default exists on the Termination Date, if the Borrower so elects, the principal amount of all Loans as of the Termination Date shall be paid on the date one year after the Termination Date.

                (d)     Interest.   Subject  to  the  provisions of Section
3.1,

                        (i) Base Rate Loans. During such periods as Loans shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Base Rate plus the Applicable Percentage;

                        (ii) Eurodollar Loans. During such periods as Loans shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Eurodollar Rate plus the Applicable Percentage.

                Interest on Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

                (e) Notes. The Loans made by each Lender shall be evidenced by a duly executed promissory note of the Borrower to such Lender in an original principal amount equal to such Lender's Commitment and in substantially the form of Schedule 2.1(e).

        2.2     [intentionally left blank]

        2.3     [intentionally left blank]


SECTION 3

OTHER PROVISIONS RELATING TO CREDIT FACILITY

        3.1     Default Rate.

        Upon the occurrence, and during the continuance, o f an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then 2% greater than the Base Rate).

        3.2     Extension and Conversion.

        Subject to the terms of Section 4.2, the Borrower shall have the option, on any Business Day, to extend existing Loans into a subsequent permissible Interest Period or to convert Loans into Loans of another interest rate type; provided, however, that (a) except as provided in
Section 3.8, Eurodollar Loans may be converted into Base Rate Loans only on the last day of the Interest Period applicable thereto, (b) Eurodollar Loans may be extended, and Base Rate Loans may be converted into Eurodollar Loans, only if no Default or Event of Default is in existence on the date of extension or conversion, (c) Loans extended as, or converted into, Eurodollar Loans shall be subject to the terms of the definition of "Interest Period" set forth in Section 1.1 and shall be in such minimum amounts as provided in Section 2.1(b)(ii), (d) no more than 15 Eurodollar Loans shall be outstanding hereunder at any time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period) and (e) any request for extension or conversion of a Eurodollar Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month. Each such extension or conversion shall be effected by a Financial Officer of the Borrower giving a Notice of Extension/Conversion (or telephone notice promptly confirmed in writing) to the Agent prior to 11:30 A.M. (Charlotte, North Carolina time) on the Business Day of, in the case of the extension of a Base Rate Loan, and prior to 2:00 P.M. (Charlotte, North Carolina time) on the third Business Day prior to, in the case of the extension of a Eurodollar Loan as, or conversion of a Base Rate Loan into, a Eurodollar Loan, the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion, the Loans to be so extended or converted, the types of Loans into which such Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for extension or conversion shall be irrevocable and shall constitute a representation and warranty by the Borrower of the matters specified in subsections (b), (c), (d) and (e) of Section 4.2. In the event the Borrower fails to request extension or conversion of any Eurodollar Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then such Eurodollar Loan shall be automatically converted into a Base Rate Loan at the end of the Interest Period applicable thereto. The Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

        3.3     Prepayments.

                (a) Voluntary Prepayments. The Borrower shall have the right to prepay Loans in whole or in part from time to time, subject to
Section 3.11, but otherwise without premium or penalty; provided, however, that (i) Eurodollar Loans may only be prepaid on three Business Days' prior written notice to the Agent and specifying the applicable Loans to be prepaid; (ii) any prepayment of Eurodollar Loans will be subject to Section 3.11; and (iii) each such partial prepayment of Loans shall be in a minimum principal amount of $5,000,000 and multiples of $1,000,000 in excess thereof (or, if less, the full remaining amount of the Loan or being prepaid). Subject to the foregoing terms, amounts prepaid under this
Section 3.3(a) shall be applied as the Borrower may elect.

                (b) Mandatory Prepayments. If at any time, the sum of the aggregate principal amount of outstanding Loans shall exceed the
Committed Amount, the Borrower promises to prepay immediately the outstanding principal balance on the Loans in an amount sufficient to eliminate such excess.

                (c)     General.  All  prepayments  made  pursuant  to this
Section 3.3 shall (i) be subject to Section 3.11 and (ii) unless the Borrower shall specify otherwise, be applied first to Base Rate Loans, if any, and then to Eurodollar Loans in direct order of Interest Period maturities. Amount prepaid on the Loans may be reborrowed in accordance with the provisions hereof.

        3.4     Termination, Reduction and Increase of Committed Amount.

                (a) Voluntary Reductions. The Borrower may from time to time permanently reduce or terminate the Committed Amount in whole or in part (in minimum aggregate amounts of $5,000,000 or in integral multiples of $1,000,000 in excess thereof (or, if less, the full remaining amount of the then applicable Committed Amount)) upon five Business Days' prior written notice to the Agent; provided, however, no such termination or reduction shall be made which would cause the aggregate principal amount of outstanding Loans to exceed the Committed Amount unless, concurrently with such termination or reduction, the Loans are repaid to the extent necessary to eliminate such excess. The Commitments of the Lenders shall automatically terminate on the Termination Date. The Agent shall promptly notify each affected Lender of receipt by the Agent of any notice from the Borrower pursuant to this Section 3.4(a).


                (b)     Termination  Date.   The Commitments of the Lenders
shall automatically terminate on the Termination Date.

        3.5     Facility Fee.

        In consideration of the Commitments of the Lenders hereunder, the Borrower agrees to pay to the Agent for the account of each Lender a fee (the "Facility Fee") on the Committed Amount computed at a per annum rate for each day during the applicable Facility Fee Calculation Period (hereinafter defined) at a rate equal to the Applicable Percentage in effect from time to time. The Facility Fee shall commence to accrue on the Closing Date and shall be due and payable in arrears on the last business day of each March, June, September and December (and any date that the Committed Amount is reduced or increased as provided in Section 3.4 and the Termination Date) for the immediately preceding quarter (or portion thereof) (each such quarter or portion thereof for which the Facility Fee is payable hereunder being herein referred to as a "Facility Fee Calculation Period"), beginning with the first of such dates to occur after the Closing Date.

        3.6     Capital Adequacy.

        If any Lender determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Credit Agreement, its Loans or its obligation to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy). "Change" means (i) any change after the Closing Date in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the Closing Date which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the Closing Date, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the Closing Date.

        3.7     Inability To Determine Interest Rate.

        If prior to the first day of any Interest Period, the Agent shall have reasonably determined that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, the Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (a) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans and (b) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans. Until such notice has been withdrawn by the Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Base Rate Loans to Eurodollar Loans.

        3.8     Illegality.

        Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Credit Agreement, (a) such Lender shall promptly give written notice of such circumstances to the Borrower and the Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert a Base Rate Loan to Eurodollar Loans shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans, such Lender shall then have a commitment only to make a Base Rate Loan when a Eurodollar Loan is requested and (c) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 3.11.

        3.9     Yield Protection.

        If any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) , or any interpretation thereof, or the compliance of any Lender therewith,

                (a) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding federal taxation of the overall net income of any Lender or applicable Lending Installation), or changes the basis of taxation of payments to any Lender in respect of its Loans or other amounts due it hereunder;

                (b)     imposes  or  increases  or   deems  applicable  any
reserve, assessment, insurance charge, special deposit or similar requirements against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the Base Rate);

and the result of which is to increase the cost to any Lender of making, funding or maintaining loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of loans held or interest received by it, by an amount deemed material by such Lender;

then, within 15 days of demand by such Lender, the Borrower shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans and its Commitments. This covenant shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

        3.10    Withholding Tax Exemption.

        Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

                (a) (i) on or before the date of any payment by the Borrower under this Credit Agreement or Notes to such Lender, deliver to the Borrower and the Agent (A) two (2) duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Credit Agreement and any Notes without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

                        (ii)    deliver  to  the Borrower and the Agent two
(2) further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

                        (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Agent; or

                (b) in the case of any such Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code,
(i) represent to the Borrower (for the benefit of the Borrower and the Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (ii) agree to furnish to the Borrower on or before the date of any payment by the Borrower, with a copy to the Agent two (2) accurate and complete original signed copies of Internal Revenue Service Form W-8, or successor applicable form certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Internal Revenue Code with respect to payments to be made under this Credit Agreement and any Notes (and to deliver to the Borrower and the Agent two
(2) further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Borrower or the Agent for filing and completing such forms), and (iii) agree, to the extent legally entitled to do so, upon reasonable request by the Borrower, to provide to the Borrower (for the benefit of the Borrower and the Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Credit Agreement and any Notes;

unless  in  any  such  case  any  change  in  treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Agent in either case. Each Person that shall become a Lender or a participant of a Lender pursuant to subsection 10.3 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection, provided that in the case of a participant of a Lender the obligations of such participant of a Lender pursuant to this Section 3.10 shall be determined as if the participant of a Lender were a Lender except that such participant of a Lender shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

        3.11    Indemnity.

        The Borrower promises to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur (other than through such Lender's gross negligence or willful misconduct) as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Credit Agreement, (b) default by the Borrower in making any prepayment of a Eurodollar Loan after the Borrower has given a notice thereof in accordance with the provisions of this Credit Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. With respect to Eurodollar Loans, such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein (excluding, however, the Applicable Percentage included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. The covenants of the Borrower set forth in this Section 3.11 shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

        3.12    Pro Rata Treatment.

        Except to the extent otherwise provided herein:

                (a) Loans. Each Loan, each payment or prepayment of principal of any Loan, each payment of interest on the Loans, each reduction of the Committed Amount and each conversion or extension of any Loan, shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Loans and Participation Interests.

                (b) Advances. Unless the Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its ratable share of such borrowing available to the Agent, the Agent may assume that such Lender is making such amount available to the Agent, and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Agent by such Lender within the time period specified therefor hereunder, such Lender shall pay to the Agent, on demand, such amount with interest thereon at a rate equal to the Federal Funds Rate for the period until such Lender makes such amount immediately available to the Agent. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

        3.13    Sharing of Payments.

        The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Loan or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly purchase from the other Lenders a participation in such Loans and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan or other obligation in the amount of such participation. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Agent shall fail to remit to the Agent or any other Lender an amount payable by such Lender or the Agent to the Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section
3.13 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 3.13 to share in the benefits of any recovery on such secured claim.

        3.14    Payments, Computations, Etc.

                (a) Except as otherwise specifically provided herein, all payments hereunder shall be made to the Agent in dollars in immediately available funds, without offset, deduction, counterclaim or withholding of any kind, at the Agent's office specified in Schedule 2.1(a) not later than 4:00 P.M. (Charlotte, North Carolina time) on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower maintained with the Agent (with notice to the Borrower). The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Agent the Loans, Fees, interest or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Agent shall distribute such payment to the Lenders in such manner as the Agent may determine to be appropriate in respect of obligations owing by the Borrower hereunder, subject to the terms of Section 3.12(a)). The Agent will distribute such payments to such Lenders, if any such payment is received prior to 12:00 Noon (Charlotte, North Carolina time) on a Business Day in like funds as received prior to the end of such Business Day and otherwise the Agent will distribute such payment to such Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans which (unless the Base Rate is determined by reference to the Federal Funds Rate) shall be calculated based on a year of 365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

                (b) Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Agent or any Lender on account of the Loans, Fees or any other amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:

                        FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Agent in connection with enforcing the rights of the Lenders under the Credit Documents;

                        SECOND, to payment of any fees owed to the Agent;

                        THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to amounts owing to such Lender;

                        FOURTH,   to   the  payment  of  accrued  fees  and
interest;

                        FIFTH, to the payment of the outstanding principal amount of the Loans;

                        SIXTH, to all other amounts and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

                        SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

        In  carrying  out the foregoing,  (i)  amounts  received  shall  be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans held by such Lender bears to the aggregate then outstanding Loans) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above.

        3.15    Evidence of Debt.

                (a) Each Lender shall maintain an account or accounts evidencing each Loan made by such Lender to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

                (b)     The  Agent shall maintain the Register pursuant  to
Section 10.3(c) hereof, and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Loan hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder from or for the account of the Borrower and each Lender's share thereof. The Agent will make reasonable efforts to maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

                (c) The entries made in the accounts, Register and subaccounts maintained pursuant to subsection (b) of this Section 3.15 (and, if consistent with the entries of the Agent, subsection (a)) shall be prima facie, but not conclusive, evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Agent to maintain any such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay the Loans made by such Lender in accordance with the terms hereof.

        3.16    Replacement of Lenders.

        In the event any Lender delivers to the Borrower any notice in accordance with Sections 3.6, 3.8, 3.9 or 3.10, then the Borrower shall have the right, if no Default or Event of Default then exists, to replace such Lender (the "Replaced Lender") with one or more additional banks or financial institutions (collectively, the "Replacement Lender"), provided that (A) at the time of any replacement pursuant to this Section 3.16, the Replacement Lender shall enter into one or more assignment agreements substantially in the form of Schedule 10.3(b) pursuant to, and in accordance with the terms of, Section 10.3(b) (and with all fees payable pursuant to said Section 10.3(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the rights and obligations of the Replaced Lender hereunder and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to the sum of (a) the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, and (b) all accrued, but theretofore unpaid, fees owing to the Replaced Lender pursuant to Section 3.5(a), and (B) all obligations of the Borrower owing to the Replaced Lender (including all obligations, if any, owing pursuant to Section 3.6, 3.8 or 3.9, but excluding those obligations specifically described in clause (A) above in respect of which the assignment purchase price has been, or is concurrently being paid) shall be paid in full to such Replaced Lender concurrently with such replacement.



SECTION 4

CONDITIONS

        4.1     Closing Conditions.

        The obligation of the Lenders to enter into this Credit Agreement and to make the initial Loans shall be subject to satisfaction of the following conditions (in form and substance acceptable to the Lenders):

                (a) The Agent shall have received original counterparts of this Credit Agreement executed by each of the parties hereto;

                (b)     The   Agent  shall  have  received  an  appropriate
original Note for each Lender, executed by the Borrower; and

                (c) The Agent shall have received all documents it may reasonably request relating to the existence and good standing of the Borrower, the corporate or other necessary authority for and the validity of the Credit Documents, and any other matters relevant thereto, all in form and substance reasonably satisfactory to the Agent;

        4.2     Conditions to all Extensions of Credit.

        The obligations of each Lender to make, convert or extend any Loan (including the initial Loans) are subject to satisfaction of the following conditions in addition to satisfaction on the Closing Date of the conditions set forth in Section 4.1:

                (a)       The Borrower shall have delivered, in the case of
any   Loan,   an   appropriate   Notice   of   Borrowing   or   Notice   of
Extension/Conversion;

                (b)     The  representations  and  warranties  set forth in
Section 5 shall be, subject to the limitations set forth therein, true and correct in all material respects as of such date (except for those which expressly relate to an earlier date);

                (c) There shall not have been commenced against the Borrower an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Borrower or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded;

                (d) No Default or Event of Default shall exist and be continuing either prior to or after giving effect thereto; and

                (e) Immediately after giving effect to the making of such Loan (and the application of the proceeds thereof), the sum of the aggregate principal amount of outstanding Loans shall not exceed the Committed Amount.

The delivery of each Notice of Borrowing and each Notice of Extension/Conversion shall constitute a representation and warranty by the Borrower of the correctness of the matters specified in subsections (b),
(c), (d) and (e) above.


SECTION 5

REPRESENTATIONS AND WARRANTIES

        The Borrower hereby represents to the Agent and each Lender that:

        5.1     Organization; Existence; Compliance with Law.

        Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has the corporate or other necessary power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not be reasonably expected to have a Material Adverse Effect, and (d) is in compliance with all material Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

        5.2     Power; Authorization; Enforceable Obligations.

        The Borrower has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party, and in the case of the Borrower, to borrow hereunder, and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Credit Agreement and to authorize the execution, delivery and performance of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of the Borrower in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Credit Documents to which the Borrower is a party. This Credit Agreement has been, and each other Credit Document to which the Borrower is a party will be, duly executed and delivered on behalf of the Borrower. This Credit Agreement constitutes, and each other Credit Document to which the Borrower is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

        5.3     No Legal Bar.

        The execution, delivery and performance of the Credit Documents by the Borrower, the borrowings hereunder and the use of the proceeds thereof
(a) will not violate any Requirement of Law or contractual obligation of the Borrower or any of its Subsidiaries in any respect that would reasonably be expected to have a Material Adverse Effect, (b) will not result in, or require, the creation or imposition of any Lien on any of the properties or revenues of any of the Borrower or any of its Subsidiaries pursuant to any such Requirement of Law or contractual obligation, and (c) will not violate or conflict with any provision of the Borrower's articles of incorporation or by-laws.

        5.4     Governmental Regulations.

        No part of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" in violation of Regulation G or Regulation U. If requested by any Lender or the Agent, the Borrower will furnish to the Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U. No indebtedness being reduced or retired out of the proceeds of the Loans was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation T. "Margin stock" within the meanings of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Borrower and its Subsidiaries. None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation G, T, U or X.

        5.5     Purpose of Loans.

        The proceeds of the Loans hereunder shall be used solely by the Borrower to (a) repurchase stock in the Borrower, (b) to finance acquisitions to the extent permitted under this Credit Agreement, (c) to refinance existing indebtedness to the Lenders and (d) for the working capital, commercial paper back up, capital expenditures and other lawful corporate purposes of the Borrower and its Subsidiaries.

        5.6     Incorporated Representations and Warranties.

        The Borrower hereby agrees that the representations and warranties contained in Sections 5.1, 5.5, 5.6, 5.7, 5.8, 5.9, 5.10, 5.11(b)-(e) and
5.12 of the Existing Credit Agreement, as in effect as of the date hereof (the "Incorporated Representations"), are hereby incorporated by reference and shall be as binding on the Borrower as if set forth fully herein; provided, however, Schedule 5.12 of the Incorporated Representations shall be deleted and replaced with Schedule 5.12 attached hereto. The incorporation by reference to the Existing Credit Agreement of the Incorporated Representations pursuant to this Section 5.6 shall survive the termination of the Existing Credit Agreement. For purposes of the incorporation of the Incorporated Representations pursuant to this Section 5.6, all references in the Incorporated Representations to the "Agent" shall be deemed to refer to the Agent hereunder, all references in the Incorporated Representations to a "Lender" or the "Lender" shall be deemed to refer to one or more of the Lenders hereunder, all references in the Incorporated Representations to the "Required Lenders" shall be deemed to refer to the Required Lenders hereunder, all references in the Incorporated Representations to the "Credit Agreement," or any similar references, shall be deemed to refer to this Credit Agreement, all references in the Incorporated Representations to a "Note" or the "Notes" shall be deemed to refer to one or more of the Notes issued pursuant to Section 2.1(e) hereof and all references in the Incorporated Representations to a "Credit Document" or the "Credit Documents," or any similar references, shall be deemed to refer to one or more of the Credit Documents as defined in
Section 1.1 hereof.


SECTION 6

COVENANTS

        The Borrower hereby covenants and agrees that so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding, and until all of the Commitments hereunder shall have terminated:

        6.1     Use of Proceeds.

        The Borrower will use the proceeds of the Loans solely for the purposes set forth in Section 5.5.

        6.2     Incorporated Covenants.

        The Borrower hereby agrees that the affirmative and negative covenants contained in Sections 6.1-6.7, Section 6.9, Section 6.10 and
Section 7 of the Existing Credit Agreement, as in effect as of the date hereof (the "Incorporated Covenants"), are hereby incorporated by reference and shall be as binding on the Borrower as if set forth fully herein, except that, for purposes hereof, Schedule 6.1(c) to the Existing Credit Agreement referred to in Section 6.1(c) of the Existing Credit Agreement shall be deemed to refer to Schedule 6.2 attached hereto. The incorporation by reference to the Existing Credit Agreement of the Incorporated Covenants pursuant to this Section 6.2 shall survive the termination of the Existing Credit Agreement. For purposes of the incorporation of the Incorporated Covenants pursuant to this Section 6.2, all references in the Incorporated Covenants to the "Agent" shall be deemed to refer to the Agent hereunder, all references in the Incorporated Covenants to a "Lender" or the "Lenders" shall be deemed to refer to one or more of the Lenders hereunder, all references in the Incorporated Covenants to the "Required Lenders" shall be deemed to refer to the Required Lenders hereunder, all references in the Incorporated Covenants to the "Credit Agreement," or any similar reference, shall be deemed to refer to this Credit Agreement, all references in the Incorporated Covenants to a "Note" or the "Notes" shall be deemed to refer to one or more of the Notes issued pursuant to Section 2.1(e) hereof and all references in the Incorporated Covenants to a "Credit Document" or the "Credit Documents," or any similar reference, shall be deemed to refer to one or more of the Credit Documents as defined in Section 1.1 hereof.


SECTION 7

[intentionally left blank]


SECTION 8

EVENTS OF DEFAULT


        8.1     Events of Default.

        An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

                (a)     Payment.  The Borrower shall

                        (i) default in the payment when due of any principal of any of the Loans, or

                        (ii) default, and such defaults shall continue for five (5) or more Business Days, in the payment when due of any interest on the Loans, or of any other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

                (b) Representations. Any representation, warranty or statement made or deemed to be made by the Borrower herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

                (c)     Covenants.  The Borrower shall

                        (i)     default   in   the   due   performance   or
observance  of  any  term, covenant or agreement contained in Sections 6.2,
6.10 or 7.1 through  7.3, inclusive, of the Incorporated Covenants, or

                        (ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) of this Section 8.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a responsible officer of the Borrower becoming aware of such default or notice thereof by the Agent; or

                (d) Incorporated Events of Default. The occurrence of an "Event of Default" under and as defined in the Existing Credit Agreement, as in effect as of the date hereof, which "Events of Default" (the "Incorporated Events of Default"), are hereby incorporated herein by reference and shall be as binding on the Borrower as if set forth fully herein, such incorporation by reference to survive termination of the
Existing  Credit  Agreement.  For purposes  of  the  incorporation  of  the
Incorporated Events of Default pursuant to this Section 8.1(d), all references in the Incorporated Events of Default to the "Agent" shall be deemed to refer to the Agent hereunder, all references in the Incorporated Events of Default to a "Lender" or the "Lenders" shall be deemed to refer to one or more of the Lenders hereunder, all references in the Incorporated Events of Default to the "Required Lenders" shall be deemed to refer to the Required Lenders hereunder, all references in the Incorporated Events of Default to the "Credit Agreement," or any similar references, shall be deemed to refer to this Credit Agreement, all references in the Incorporated Events of Default to a "Note" or the "Notes" shall be deemed to refer to one or more of the Notes issued pursuant to Section 2.1(e) hereof and all references in the Incorporated Events of Default to a "Credit Document" or the "Credit Documents," or any similar references, shall be deemed to refer to one or more of the Credit Documents as defined in Section 1.1 hereof.

        8.2     Acceleration; Remedies.

        Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the Required Lenders or cured to the satisfaction of the Required Lenders (pursuant to the voting procedures in Section 10.6), the Agent shall, upon the request and direction of the Required Lenders, by written notice to the Borrower take any of the following actions:

                (a)     Termination    of    Commitments.     Declare   the
Commitments terminated whereupon the Commitments shall be immediately terminated.

                (b) Acceleration. Declare the unpaid principal of and any accrued interest in respect of all Loans and any and all other indebtedness or obligations of any and every kind owing by the Borrower to the Agent and/or any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                (c) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Credit Documents and all rights of set-off.

        Notwithstanding the foregoing, if  an Event of Default specified in
Section 8.1(d) of the Incorporated Events of Default shall occur, then the Commitments shall automatically terminate and all Loans, all accrued interest in respect thereof and all and other indebtedness or obligations owing to the Agent and/or any of the Lenders hereunder automatically shall immediately become due and payable without the giving of any notice or other action by the Agent or the Lenders.


SECTION 9

AGENCY PROVISIONS

        9.1     Appointment.

        Each Lender hereby designates and appoints NationsBank, N.A. as administrative agent (in such capacity as Agent hereunder, the "Agent") of such Lender to act as specified herein and the other Credit Documents, and each such Lender hereby authorizes the Agent as the agent for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the other Credit Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any of the other Credit Documents, or shall otherwise exist against the Agent. The provisions of this Section are solely for the benefit of the Agent and the Lenders and the Borrower shall have no rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Credit Agreement and the other Credit Documents, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Borrower or any of its Affiliates.

        9.2     Delegation of Duties.

        The Agent may execute any of its respective duties hereunder or under the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties; provided that the use of any agents or attorneys-in-fact shall not relieve the Agent of its duties hereunder.

        9.3     Exculpatory Provisions.

        The Agent and its officers, directors, employees, agents, attorneys-in-fact or affiliates shall not be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection herewith or in connection with any of the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower contained herein or in any of the other Credit Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by the Agent under or in connection herewith or in connection with the other Credit Documents, or enforceability or sufficiency therefor of any of the other Credit Documents, or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Credit Agreement, or any of the other Credit Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Borrower in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Lenders or by or on behalf of the Borrower to the Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Borrower or any of its Affiliates.

        9.4     Reliance on Communications.

        The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower, independent accountants and other experts selected by the Agent with reasonable care). The Agent may deem and treat the Lenders as the owner of their respective interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent in accordance with Section 10.3(b) hereof. The Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement or under any of the other Credit Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Credit Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 10.6, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

        9.5     Notice of Default.

        The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Borrower referring to the Credit Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders.

        9.6     Non-Reliance on Agent and Other Lenders.

        Each Lender expressly acknowledges that each of the Agent and its officers, directors, employees, agents, attorneys-in-fact or affiliates has not made any representations or warranties to it and that no act by the Agent or any affiliate thereof hereinafter taken, including any review of the affairs of the Borrower or any of its Affiliates, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower or its Affiliates and made its own decision to make its Loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Borrower or any of its Affiliates which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

        9.7     Indemnification.

        The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitments (or if the Commitments have expired or been terminated, in accordance with the respective principal amounts of outstanding Loans and Participation Interests of the Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the final payment of all of the obligations of the Borrower hereunder and under the other Credit Documents) be imposed on, incurred by or asserted against the Agent in its capacity as such in any way relating to or arising out of this Credit Agreement or the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section shall survive the repayment of the Loans and other obligations under the Credit Documents and the termination of the Commitments hereunder.

        9.8     Agent in its Individual Capacity.

        The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower, its Subsidiaries or their respective Affiliates as though the Agent were not the Agent hereunder. With respect to the Loans made by and all obligations of the Borrower hereunder and under the other Credit Documents, the Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

        9.9     Successor Agent.

        The Agent may, at any time, resign upon 20 days' written notice to the Lenders, and may be removed, upon show of cause, by the Required Lenders upon 30 days' written notice to the Agent. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent; provided that, so long as no Default or Event of Default has occurred and is continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the notice of resignation or notice of removal, as appropriate, then the retiring Agent shall select a successor Agent provided such successor is a Lender hereunder or a commercial bank organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $400,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as Agent, as appropriate, under this Credit Agreement and the other Credit Documents and the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Credit Agreement.

        9.10    Documentation Agent.

        The Documentation Agent, in its capacity as such, shall have no rights, powers, duties or obligations under this Credit Agreement or any of the other Credit Documents.


SECTION 10

MISCELLANEOUS

        10.1    Notices.

        Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (i) when delivered, (ii) when transmitted and received (by confirmation of receipt) via telecopy (or other facsimile device) to the number set out below, (iii) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Borrower and the Agent, set forth below, and, in the case of the Lenders, set forth on Schedule 2.1(a), or at such other address as such party may specify by written notice to the other parties hereto:

                if to the Borrower:

                        AutoZone, Inc.
                        123 South Front Street
                        Memphis, TN  38103
                        Attn:  Chief Financial Officer
                        Telephone:      (901) 495-7181
                        Telecopy:       (901) 495-8317

                with a copy to the Treasurer and to the General Counsel for the Borrower at the same address;

                if to the Agent:

                        NationsBank, N.A.
                        Independence Center, 15th Floor
                        NC1-001-15-04
                        101 N. Tryon Street
                        Charlotte, North Carolina 28255
                        Attn:  Agency Services
                        Telephone:      (704) 388-3917
                        Telecopy:       (704) 386-9923

                with a copy to:

                        NationsBank, N.A.
                        NationsBank Corporate Center
                        NC1-007-8-7
                        100 N. Tryon Street
                        Attn: Jeb Ball
                        Telephone:      (704) 386-9718
                        Telecopy:       (704) 388-0373

        10.2    Right of Set-Off.

        In addition to any rights now or hereafter granted under applicable law , and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including, without limitation branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of the Borrower against obligations and liabilities of such Person to such Lender hereunder, under the Notes or the other Credit Documents , irrespective of whether such Lender shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. Any Person purchasing a participation in the Loans and Commitments hereunder pursuant to Section 3.13 or Section 10.3(d) may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder.

        10.3    Benefit of Agreement.

                (a) Generally. This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may not assign or transfer any of its interests without prior written consent of the Lenders; provided further that the rights of each Lender to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in this Section 10.3, provided however that nothing herein shall prevent or prohibit any Lender from (i) pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank, or (ii) granting assignments or selling participations in such Lender's Loans and/or Commitments hereunder to its parent company and/or to any Affiliate or Subsidiary of such Lender.

                (b)     Assignments.   Each  Lender  may assign  all  or  a
portion of its rights and obligations hereunder, pursuant to an assignment agreement substantially in the form of Schedule 10.3(b), to (i) any Lender or any Affiliate or Subsidiary of a Lender, or (ii) any other commercial bank, financial institution or "accredited investor" (as defined in Regulation D of the Securities and Exchange Commission) that, so long as no Default or Event of Default has occurred and is continuing, is reasonably acceptable to the Borrower; provided that (i) any such assignment (other than any assignment to an existing Lender) shall be in a minimum aggregate amount of $5,000,000 (or, if less, the remaining amount of the Commitment being assigned by such Lender) of the Commitments and in integral multiples of $1,000,000 above such amount, (ii) so long as no Event of Default has occurred and is continuing, no Lender shall assign more than 50% of such Lender's original Commitment and (iii) each such assignment shall be of a constant, not varying, percentage of all such Lender's rights and obligations under this Credit Agreement. Any assignment hereunder shall be effective upon delivery to the Agent of written notice of the assignment together with a transfer fee of $3,500 payable to the Agent for its own account from and after the later of (i) the effective date specified in the applicable assignment agreement and (ii) the date of recording of such assignment in the Register pursuant to the terms of subsection (c) below. The assigning Lender will give prompt notice to the Agent and the Borrower of any such assignment. Upon the effectiveness of any such assignment (and after notice to, and (to the extent required pursuant to the terms hereof), with the consent of, the Borrower as provided herein), the assignee shall become a "Lender" for all purposes of this Credit Agreement and the other Credit Documents and, to the extent of such assignment, the assigning Lender shall be relieved of its obligations hereunder to the extent of the Loans and Commitment components being assigned. Along such lines the Borrower agrees that upon notice of any such assignment and surrender of the appropriate Note or Notes, it will promptly provide to the assigning Lender and to the assignee separate promissory notes in the amount of their respective interests substantially in the form of the original Note (but with notation thereon that it is given in substitution for and replacement of the original Note or any replacement notes thereof). By executing and delivering an assignment agreement in accordance with this Section 10.3(b), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of the Borrower or any of its respective Affiliates or the performance or observance by the Borrower of any of its obligations under this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such assignment agreement; (iv) such assignee confirms that it has received a copy of this Credit Agreement, the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment agreement; (v) such assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement and the other Credit Documents; (vi) such assignee appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under this Credit Agreement or any other Credit Document as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

                (c) Maintenance of Register. The Agent shall maintain at one of its offices in Charlotte, North Carolina (i) a copy of each Lender assignment agreement delivered to it in accordance with the terms of subsection (b) above and (ii) a register for the recordation of the identity of the principal amount, type and Interest Period of each Loan outstanding hereunder, the names, addresses and the Commitments of the Lenders pursuant to the terms hereof from time to time (the "Register"). The Agent will make reasonable efforts to maintain the accuracy of the Register and to promptly update the Register from time to time, as necessary. The Register shall be prima facie, but not conclusive, evidence of the information contained therein and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and each Lender, at any reasonable time and from time to time upon reasonable prior notice.

                (d) Participations. Each Lender may sell, transfer, grant or assign participations in all or any part of such Lender's interests and obligations hereunder; provided that (i) such selling Lender shall remain a "Lender" for all purposes under this Credit Agreement (such selling Lender's obligations under the Credit Documents remaining unchanged) and the participant shall not constitute a Lender hereunder,
(ii) no such participant shall have, or be granted, rights to approve any amendment or waiver relating to this Credit Agreement or the other Credit Documents except to the extent any such amendment or waiver would (A) reduce the principal of or rate of interest on or Fees in respect of any Loans in which the participant is participating or (B) postpone the date fixed for any payment of principal (including extension of the Termination Date or the date of any mandatory prepayment), interest or Fees in which the participant is participating, and (iii) sub-participations by the participant (except to an affiliate, parent company or affiliate of a parent company of the participant) shall be prohibited. In the case of any such participation, the participant shall not have any rights under this Credit Agreement or the other Credit Documents (the participant's rights against the selling Lender in respect of such participation to be those set forth in the participation agreement with such Lender creating such participation) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided, however, that such participant shall be entitled to receive additional amounts under Sections 3.6, 3.9 and 3.11 on the same basis as if it were a Lender provided that it shall not be entitled to receive any more than the selling Lender would have received had it not sold the participation.

        10.4    No Waiver; Remedies Cumulative.

        No failure or delay on the part of the Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Agent or any Lender and the Borrower shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Agent or any Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or the Lenders to any other or further action in any circumstances without notice or demand.

        10.5    Payment of Expenses, etc.

        The Borrower agrees to: (a) pay all reasonable out-of-pocket costs and expenses (i) of the Agent in connection with the negotiation, preparation, execution and delivery and administration of this Credit Agreement and the other Credit Documents and the documents and instruments referred to therein (including, subject to agreed upon limitations, the reasonable fees and expenses of Moore & Van Allen, PLLC, special counsel to the Agent) and any amendment, waiver or consent relating hereto and thereto including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Borrower under this Credit Agreement and
(ii) of the Agent and the Lenders in connection with enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of counsel (including allocated costs of internal counsel) for the Agent and each of the Lenders); (b) pay and hold each of the Lenders harmless from and against any and all future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (c) indemnify each Lender, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of (i) any investigation, litigation or other proceeding (whether or not any Lender is a party thereto, but excluding any investigation initiated by the Person seeking indemnification hereunder) related to the entering into and/or performance of any Credit Document or the use of proceeds of any Loans (including other extensions of credit) hereunder or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel (including allocated costs of internal counsel) incurred in connection with any such investigation, litigation or other proceeding or (ii) the presence or Release of any Materials of Environmental Concern at, under or from any Property owned, operated or leased by the Borrower or any of its Subsidiaries, or the failure by the Borrower or any of its Subsidiaries to comply with any Environmental Law (but excluding, in the case of either of clause (i) or (ii) above, any such losses, liabilities, claims, damages or expenses to the extent (A) incurred by reason of gross negligence or willful misconduct on the part of the Person to be indemnified, (B) owing to the Borrower or (C) owing to another Person entitled to indemnification hereunder).

        10.6    Amendments, Waivers and Consents.

        Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Lenders and the Borrower, provided, however, that:

                (a) no such amendment, change, waiver, discharge or termination shall, without the consent of each Lender directly affected thereby, (i) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) on any Loan or fees hereunder, (ii) reduce the rate or extend the time of payment of any fees owing hereunder, (iii) extend (A) the Commitments of the Lenders, or (B) the final maturity of any Loan, or any portion thereof, or (iv) reduce the principal amount on any Loan;

                (b) no such amendment, change, waiver, discharge or termination shall, without the consent of each Lender directly affected thereby, (i) increase the Commitments of the Lenders over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default shall not constitute a change in the terms of any Commitment of any Lender), (ii) amend, modify or waive any provision of this Section 10.6 or Section 3.6, 3.10, 3.11, 3.12, 3.13, 8.1(a), 10.2,
10.3, 10.5 or 10.9, (iii) reduce or increase any percentage specified in, or otherwise modify, the definition of "Required Lenders," or (iv) consent to the assignment or transfer by the Borrower of any of its rights and obligations under (or in respect of) the Credit Documents to which it is a party;

                (c) no provision of Section 9 may be amended without the consent of the Agent; and

                (d)     designation  of  the  Master   Account  or  of  any
Financial Officer may not be made without the written consent of at least two Financial Officers of the Borrower.

        10.7    Counterparts.

        This   Credit   Agreement   may   be  executed  in  any  number  of
counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart.

        10.8    Headings.

        The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

        10.9    Survival.

        All indemnities set forth herein, including, without limitation, in
Section 3.9, 3.11, 9.7 or 10.5 shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the repayment of the Loans and other obligations under the Credit Documents and the termination of the Commitments hereunder, and all representations and warranties made by the Borrower herein shall survive delivery of the Notes and the making of the Loans hereunder.

        10.10   Governing Law; Submission to Jurisdiction; Venue.

                (a) THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Credit Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to
Section 10.1, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Borrower in any other jurisdiction.

                (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                (c) TO THE EXTENT PERMITTED BY LAW, EACH OF THE AGENT, THE LENDERS AND THE BORROWER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        10.11   Severability.

        If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

        10.12   Entirety.

        This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

        10.13   Binding Effect; Termination.

                (a) This Credit Agreement shall become effective at such time on or after the Closing Date when it shall have been executed by the Borrower and the Agent, and the Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective successors and assigns.

                (b) The term of this Credit Agreement shall be until no Loans or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding and until all of the Commitments hereunder shall have expired or been terminated.

        10.14   Confidentiality.

        The Agent and the Lenders agree to keep confidential (and to cause their respective affiliates, officers, directors, employees, agents and representatives to keep confidential) all information, materials and documents furnished to the Agent or any such Lender by or on behalf of the Borrower (whether before or after the Closing Date) which relates to the Borrower or any of its Subsidiaries (the "Information"). Notwithstanding the foregoing, the Agent and each Lender shall be permitted to disclose Information (i) to its affiliates, officers, directors, employees, agents and representatives in connection with its participation in any of the transactions evidenced by this Credit Agreement or any other Credit Documents or the administration of this Credit Agreement or any other Credit Documents; (ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, or requested by any Governmental Authority; (iii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Credit Agreement or any agreement entered into pursuant to clause (iv) below, (B) becomes available to the Agent or such Lender on a non-confidential basis from a source other than the Borrower or (C) was available to the Agent or such Lender on a non-confidential basis prior to its disclosure to the Agent or such Lender by the Borrower; (iv) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first specifically agrees in a writing furnished to and for the benefit of the Borrower to be bound by the terms of this Section 10.14; or (v) to the extent that the Borrower shall have consented in writing to such disclosure. Nothing set forth in this Section 10.14 shall obligate the Agent or any Lender to return any materials furnished by the Borrower.

        10.15   Source of Funds.

        Each of the Lenders hereby represents and warrants to the Borrower that at least one of the following statements is an accurate representation as to the source of funds to be used by such Lender in connection with the financing hereunder:

                (a) no part of such funds constitutes assets allocated to any separate account maintained by such Lender in which any employee benefit plan (or its related trust) has any interest;

                (b) to the extent that any part of such funds constitutes assets allocated to any separate account maintained by such Lender, such Lender has disclosed to the Borrower the name of each employee benefit plan whose assets in such account exceed 10% of the total assets of such account as of the date of such purchase (and, for purposes of this subsection (b), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan);

                (c) to the extent that any part of such funds constitutes assets of an insurance company's general account, such insurance company has complied with all of the requirements of the regulations issued under Section 401(c)(1)(A) of ERISA; or

                (d)     such  funds  constitute  assets   of  one  or  more
specific benefit plans which such Lender has identified in writing to the Borrower.

As used in this Section 10.15, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

        10.16   Conflict.

        To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Credit Document, on the other hand, this Credit Agreement shall control.


             IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                          AUTOZONE, INC.
                                   a Nevada corporation

                                   By:  /s/ Harry L. Goldsmith
                                       ---------------------------
                                   Name: Harry L. Goldsmith
                                        --------------------------
                                   Title: Sr. Vice President
                                          ------------------------

                                   By:  /s/ Robert J. Hunt
                                      ----------------------------
                                   Name:  Robert J. Hunt
                                        --------------------------
                                   Title:  EVP & CFO
                                          ------------------------


LENDERS:                           NATIONSBANK, N.A.,
                                   individually in its capacity as a
                                   Lender and in its capacity as Agent

                                   By:  /s/ John E. Ball
                                       ---------------------------
                                   Name: John E. Ball
                                         -------------------------
                                   Title:  SVP
                                          ------------------------


                                   SUNTRUST BANK, NASHVILLE, N.A.,
                                   individually in its capacity as a
                                   Lender and in its capacity as
                                   Documentation Agent

                                   By:  /s/ Bryan W. Ford
                                      ----------------------------
                                   Name: Bryan W. Ford
                                         -------------------------
                                   Title: Vice President
                                         -------------------------


                                   FLEET BANK,
                                   as a Lender

                                   By:  /s/ Thomas J. Bullard
                                        --------------------------
                                   Name:  Thomas J. Bullard
                                        --------------------------
                                   Title:  Vice President
                                          ------------------------


                                   KEYBANK,
                                   as a Lender

                                   By:  /s/ Thomas J. Purcell
                                       ---------------------------
                                   Name: Thomas J. Purcell
                                         -------------------------
                                   Title:  Vice President
                                          ------------------------


                                   NORWEST BANK,
                                   as a Lender

                                   By:  /s/ Brad A. Hardy
                                       ---------------------------
                                   Name: Brad A. Hardy
                                        --------------------------
                                   Title: Vice-President
                                          ------------------------


                                   THE FIRST NATIONAL BANK OF
                                   CHICAGO,
                                   as a Lender

                                   By:  /s/ John D. Runger
                                       ---------------------------
                                   Name:  John D. Runger
                                          ------------------------
                                   Title:  Managing Director
                                           -----------------------


                                   FIRST UNION NATIONAL BANK,
                                   as a Lender

                                   By: /s/ Orville Kronk
                                       ---------------------------
                                   Name: Orville Kronk
                                         -------------------------
                                   Title: VP
                                          ------------------------

                              SCHEDULE 1.1

                          APPLICABLE PERCENTAGE

                                                                               Applicable Percentage        Applicable Percentage
Pricing              S&P/Moody's               Consolidated                             for                          for
Level                Rating                    Leverage Ratio                    Eurodollar Loans               Facility Fee
-------              -----------               --------------                    ----------------               ------------
Level I              AA/Aa2 or above           N.A.                                  12.5 bps.                    6.25 bps

Level II             A/A2 or above             Less than  or equal to                15.0 bps.                     7.0 bps
                                               0.25:1.00

Level III             BBB+/Baa1  or above      Greater than  0.25:1.00,              18.5 bps.                     9.0 bps
                                               but  less than or equal to
                                               0.35:1.00

Level IV              BBB/Baa2  or above       Greater than  0.35:1.00,              25.0 bps.                    12.5 bps
                                               but  less than or equal to
                                               0.40:1.00

Level V              BBB-/Baa3                 Greater than  0.40:1.00               35.0 bps.                    15.0 bps


If no Rating exists, the applicable Pricing Level shall be based on the Consolidated Leverage Ratio. In the event of a Split Rating, the applicable Pricing Level shall be based on the higher Rating. In the event of a Double Split Rating, the applicable Pricing Level shall be based on the Pricing Level which is one above that corresponding to the lower Rating. If the ratings and the Consolidated Leverage Ratio indicate different Pricing Levels, the applicable Pricing Level is the numerically lower of the two, except in the instance of Pricing Level I where the Consolidated Leverage Ratio shall have no effect.

As used herein:

     "RATING" means the senior unsecured (non-credit enhanced) long term debt rating of the Borrower, as published by S&P and/or Moody's.

     "SPLIT RATING" means the ratings of S&P and Moody's would indicate different Pricing Levels, but the Pricing Levels are not more than one Pricing Level apart.

     "DOUBLE SPLIT RATING" means the ratings of S&P and Moody's would indicate different Pricing Levels, but the Pricing Levels are two or more Pricing Levels apart.

                                SCHEDULE 2.1(A)

                                    LENDERS

                                               Commitment
Lender                                         Percentage               Commitment
------                                         ----------               ----------
NationsBank, N.A.                              20.0000000%              $30,000,000
NationsBank Corporate Center
NC1-007-8-7
Charlotte, NC 28255
Attn:  Jeb Ball
Tel: (704) 386-9718
Fax: (704) 388-0373

SunTrust Bank, Nashville, N.A.                 16.6666667%              $25,000,000
6410 Poplar Avenue
Suite 320
Memphis, TN 38119
Attn:  Bryan W. Ford
Tel: (901) 766-7561
Fax: (901) 766-7565

Fleet Bank                                     16.6666667%              $25,000,000
One Federal Street
Mail Stop MA OF 0320
Boston, MA  02110-2010
Attn:  Thomas J. Bullard
Tel: (617) 346-0146
Fax:

KeyBank                                        16.6666667%              $25,000,000
525 Vine Street
Cincinnati, OH  45202
Attn:  Wayne Guessford
Tel: (513) 762-8204
Fax: (513) 762-8222

Norwest Bank                                   13.3333333%              $20,000,000
P.O. Box  2019
Austin, TX  78768-2019
Attn:  Scott Bjelde
Tel: (512) 344-7345
Fax:

The First National Bank of Chicago             10.0000000%              $15,000,000
One First National Plaza
Mail Suite 0086
Chicago, IL  60670-0324
Attn:  John Runger
Tel: (312) 732-7634
Fax: (312) 732-1117

First Union National Bank                      6.6666667%               $10,000,000
150 4th Avenue
2nd Floor
Nashville, TN  37219
Attn:  Orville Kronk
Tel:  (615) 251-0857
Fax:  (615) 251-4267

                              SCHEDULE 2.1(B)(I)
                          FORM OF NOTICE OF BORROWING


NationsBank, N.A.,
  as Agent for the Lenders
101 N. Tryon Street
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention:  Agency Services

Ladies and Gentlemen:

     The undersigned, AUTOZONE, INC. (the "BORROWER"), refers to the Credit Agreement dated as of November 13, 1998 (as amended, modified, extended or restated from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lenders, NationsBank, N.A., as Agent, and SunTrust Bank, Nashville, N.A., as Documentation Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives notice pursuant to Section 2.1 of the Credit Agreement that it requests a Loan advance under the Credit Agreement, and in connection therewith sets forth below the terms on which such Loan advance is requested to be made:

(A)   Date of Borrowing
      (which is a Business Day)

(B)   Principal Amount of
      Borrowing

(C)   Interest rate basis

(D)   Interest Period and the
      last day thereof

     In accordance with the requirements of Section 4.2, the Borrower hereby reaffirms the representations and warranties set forth in the Credit Agreement as provided in subsection (b) of such Section, and confirms that the matters referenced in subsections (c), (d) and (e) of such Section, are true and correct.

                              Very truly yours,

                              AUTOZONE, INC.

                              By:
                              Name:
                              Title:

                                SCHEDULE 2.1(E)

                                 FORM OF NOTE

$_________________                              November 13, 1998


          FOR VALUE RECEIVED, AUTOZONE, INC., a Nevada corporation (the "BORROWER"), hereby promises to pay to the order of __________________________, its successors and assigns (the "LENDER"), at the office of NationsBank, N.A., as Agent (the "AGENT"), at 101 N. Tryon Street, Independence Center, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the holder hereof may designate), at the times set forth in the Credit Agreement, dated as of November 13, 1998, among the Borrower, the Lenders, the Agent and the Documentation Agent (as it may be amended, modified, extended or restated from time to time, the "CREDIT AGREEMENT"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Termination Date, in Dollars and in immediately available funds, the principal amount of ________________________ DOLLARS ($____________) or, if less than such principal amount, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates selected in accordance with Section 2.1(d) of the Credit Agreement.

     Upon the occurrence and during the continuance of an Event of Default, the balance outstanding hereunder shall bear interest as provided in Section 3.1 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

     In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

     All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on SCHEDULE A attached hereto and incorporated herein by reference, or on a continuation thereof which shall be attached hereto and made a part hereof; PROVIDED, HOWEVER, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Note.

     This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 10.3(c) of the Credit Agreement.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                              AUTOZONE, INC.

                              By:
                              Name:
                              Title:

                              By:
                              Name:
                              Title:

                               SCHEDULE A TO THE
                                     NOTE
                               OF AUTOZONE, INC.
                            DATED NOVEMBER 13, 1998

                                              Unpaid         Name of
       Type                                   Principal      Person
        of    Interest        Payments        Balance        Making
Date   Loan   Period     Principal Interest   of Note        Notation
----   ----   ------     --------- --------   --------       --------

                                 SCHEDULE 3.2

                    FORM OF NOTICE OF EXTENSION/CONVERSION

NationsBank, N.A.,
  as Agent for the Lenders
101 N. Tryon Street
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention: Agency Services

Ladies and Gentlemen:

     The undersigned, AutoZone, Inc. (the "BORROWER"), refers to the Credit Agreement dated as of November 13, 1998 (as amended, modified, extended or restated from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lenders, NationsBank, N.A., as Agent, and SunTrust Bank, Nashville, N.A., as Documentation Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives notice pursuant to Section 3.2 of the Credit Agreement that it requests an extension or conversion of a Loan outstanding under the Credit Agreement, and in connection therewith sets forth below the terms on which such extension or conversion is requested to be made:

(A)  Date of Extension or Conversion
     (which is the last day of the
     the applicable Interest Period)

(B)  Principal Amount of
     Extension or Conversion

(C)  Interest rate basis

(D)  Interest Period and the
     last day thereof

     In accordance with the requirements of Section 4.2, the Borrower hereby reaffirms the representations and warranties set forth in the Credit Agreement as provided in subsection (b) of such Section, and confirms that the matters referenced in subsections (c), (d) and (e) of such Section, are true and correct.

                                   Very truly yours,

                                   AUTOZONE, INC.

                                   By:
                                   Name:
                                   Title:

                                 SCHEDULE 5.12

                             LIST OF SUBSIDIARIES

[Chart of corporate structure appears here]

AutoZone, Inc.
     AutoZone de Mexico
     Service Zone de Mexico
     Data Zone de Mexico
     AutoZone Management, LP
     ADAP, Inc.
     Alldata Corporation
     AutoZone Stores, Inc.
          AutoZone Properties, Inc.
             AutoZone Development Corporation
     AutoZoners, Inc.
     AutoZone Marketing Company
     AutoZone Leadership, Inc.
     AutoZone Texas, LP

                                 SCHEDULE 6.2

                   FORM OF OFFICER'S COMPLIANCE CERTIFICATE

     For the fiscal quarter ended _________________, 19___.

     I, ______________________, [Title] of AutoZone, Inc. (the "BORROWER")
hereby certify that, to the best of my knowledge and belief, with respect to that certain Credit Agreement dated as of November 13, 1998 (as amended, modified, extended or restated from time to time, the "CREDIT AGREEMENT"; all of the defined terms in the Credit Agreement are incorporated herein by reference) among the Borrower, the Lenders party thereto, NationsBank, N.A., as Agent, and SunTrust Bank, Nashville, N.A., as Documentation Agent:

    a. The company-prepared financial statements which accompany this certificate are true and correct in all material respects and have been prepared in accordance with GAAP applied on a consistent basis, subject to changes resulting from normal year-end audit adjustments.

    b. Since ___________ (the date of the last similar certification, or, if none, the Closing Date) no Default or Event of Default has occurred under the Credit Agreement; and

Delivered herewith are detailed calculations demonstrating compliance by the Borrower with the financial covenant contained in Section 6.10 of the Incorporated Covenants as of the end of the fiscal period referred to above.

     This ______ day of ___________, 19__.


                                   AUTOZONE, INC.

                                   By:
                                   Name:
                                   Title:

                         SCHEDULE 10.3(B)

                 FORM OF ASSIGNMENT AND ACCEPTANCE

     THIS ASSIGNMENT AND ACCEPTANCE dated as of _______________, 199_ is entered into between ________________ ("ASSIGNOR") and ____________________
("ASSIGNEE").

     Reference is made to the Credit Agreement dated as of November 13, 1998, as amended and modified from time to time thereafter (the "CREDIT AGREEMENT") among AutoZone, Inc., the Lenders party thereto, NationsBank, N.A., as Agent, and SunTrust Bank, Nashville, N.A., as Documentation Agent. Terms defined in the Credit Agreement are used herein with the same meanings.

     1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, effective as of the Effective Date set forth below, the interests set forth below (the "ASSIGNED INTEREST") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Commitments and outstanding Loans of the Assignor on the effective date of the assignment designated below (the "EFFECTIVE DATE"), together with unpaid Fees accrued on the assigned Commitments to the Effective Date and unpaid interest accrued on the assigned Loans to the Effective Date. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 10.3(b) of the Credit Agreement, a copy of which has been received by the Assignee. From and after the Effective Date (i) the Assignee, if it is not already a Lender under the Credit Agreement, shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests purchased and assumed by the Assignee under this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the interests sold and assigned by the Assignor under this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     2. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of North Carolina.

     3.   Terms of Assignment

          (a)  Date of Assignment:

          (b)  Legal Name of Assignor:

          (c)  Legal Name of Assignee:

          (d)  Effective Date of Assignment:

          (e)  Commitment of Assignee
               after giving effect to this
               Assignment and Acceptance as
               of the Effective Date           $_________________

          (f)  Commitment of Assignor
               after giving effect to this
               Assignment and Acceptance as
               of the Effective Date           $_________________

          (g)  Commitment Percentage of Assignee
               after giving effect to this
               Assignment and Acceptance
               as of the Effective Date
               (set forth to at least 8 decimals)               %

          (h)  Commitment Percentage of Assignor
               after giving effect to this
               Assignment and Acceptance
               as of the Effective Date
               (set forth to at least 8 decimals)               %

     4. This Assignment and Acceptance shall be effective only upon consent of the Borrower and the Agent, if applicable, delivery to the Agent of this Assignment and Acceptance together with the transfer fee payable pursuant to
Section 10.3(b) in connection herewith and recordation in the Register pursuant to Section 10.3(c) of the terms hereof.

     5. This Assignment and Acceptance may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Assignment and Acceptance to produce or account for more than one such counterpart.


The terms set forth above
are hereby agreed to:

               , as Assignor

By:
Name:
Title:


               , as Assignee

By:
Name:
Title:

Notice address of Assignee:

          <<Assignee>>


          Attn:
          Telephone:  (___)
          Telecopy:   (___)


CONSENTED TO:

NATIONSBANK, N.A.,
as Agent

By:
Name:
Title:


AUTOZONE, INC.

By:
Name:
Title: